                                                                    Exhibit 99.1

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $131,938,010
Aggregate Original Principal Balance      $132,023,488
Number of Mortgage Loans                         2,008

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                 -------   --------   -----------
Original Principal Balance       $12,750   $237,500     $65,749
Outstanding Principal Balance    $12,744   $237,243     $65,706

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 180       360              180
Stated remaining Term (mos)(5)      174       359              179
Loan Age (mos)(5)                     0         6                1
Current Interest Rate             7.500%   13.750%          10.648%
Initial Interest Rate Cap (3)     0.000%    0.000%           0.000%
Periodic Rate Cap (3)             0.000%    0.000%           0.000%
Gross Margin (3)                  0.000%    0.000%           0.000%
Maximum Mortgage Rate (3)         0.000%    0.000%           0.000%
Minimum Mortgage Rate (3)         0.000%    0.000%           0.000%
Months to Roll (3)                    0         0                0
Original Loan-to-Value            59.61%   100.00%           99.46%
Credit Score (4)                    531       813              659

                 EARLIEST     LATEST
                ---------   ----------
Maturity Date   07/01/202   12/01/2035

                          PERCENT OF
                        MORTGAGE POOL
                        -------------
LIEN POSITION
1st Lien                     0.00%
2nd Lien                      100

OCCUPANCY
Primary                     97.59%
Second Home                  2.39
Investment                   0.02

LOAN TYPE
Fixed Rate                 100.00%
ARM                            --

AMORTIZATION TYPE
Fully Amortizing             1.03%
Balloon                     98.97

YEAR OF ORIGINATION
2005                       100.00%

LOAN PURPOSE
Purchase                    77.31%
Refinance - Rate Term        1.30
Refinance - Cashout         21.39

PROPERTY TYPE
Single Family               54.86%
Condominium                 13.60
2-4 Family                   7.79
Planned Unit
   Development              14.67

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
7.001% to 7.500%                2    $    180,727      0.14%       7.500%      724       $90,363      100.00%   100.00%    0.00%
7.501% to 8.000%                9         442,228      0.34        7.992       693        49,136       98.51     26.39     0.00
8.001% to 8.500%               61       3,207,834      2.43        8.374       694        52,587       99.43     44.85     0.00
8.501% to 9.000%              117       8,637,000      6.55        8.839       712        73,821       99.76     49.99     0.00
9.001% to 9.500%              101       7,047,238      5.34        9.394       689        69,775       99.50     40.08     0.00
9.501% to 10.000%             259      18,507,314     14.03        9.940       684        71,457       99.60     23.56     0.00
10.001% to 10.500%            296      19,925,359     15.10       10.387       674        67,315       99.49     26.06     0.00
10.501% to 11.000%            489      31,884,619     24.17       10.899       641        65,204       99.53     23.73     0.00
11.001% to 11.500%            327      22,635,037     17.16       11.301       641        69,220       99.54     18.95     0.00
11.501% to 12.000%            215      11,879,683      9.00       11.852       634        55,254       99.15     21.03     0.00
12.001% to 12.500%             64       3,766,541      2.85       12.380       632        58,852       98.58      7.46     0.00
12.501% to 13.000%             66       3,771,290      2.86       12.787       617        57,141       98.66      3.48     0.00
13.001% to 13.500%              1          32,993      0.03       13.375       611        32,993       95.00      0.00     0.00
13.501% to 14.000%              1          20,148      0.02       13.750       618        20,148      100.00      0.00     0.00
                            -----    ------------    ------       ------       ---       -------      ------    ------     ----
TOTAL:                      2,008    $131,938,010    100.00%      10.648%      659       $65,706       99.46%    25.16%    0.00%
                            =====    ============    ======       ======       ===       =======      ======    ======     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.500% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.648% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180             1,996    $131,383,608      99.58%      10.647%     659       $65,823       99.46%     25.02%   0.00%
229 to 240                 9    $    377,205      29.00%    1077.000%     656       $41,912     9931.00%   7728.00%   0.00%
349 to 360                 3         177,196       0.13       11.028      648        59,065       99.44      18.79    0.00
                       -----    ------------     ------     --------      ---       -------     -------    -------    ----
TOTAL:                 2,008    $131,938,010     100.00%      10.648%     659       $65,706       99.46%     25.16%   0.00%
                       =====    ============     ======     ========      ===       =======     =======    =======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 179 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                  756    $ 25,472,539      19.31%     10.753%      646       $ 33,694      99.12%    40.42%    0.00%
$50,001 to $100,000              947      68,104,487      51.62      10.715       658         71,916      99.47     22.11     0.00
$100,001 to $150,000             267      31,723,560      24.04      10.484       667        118,815      99.85     18.27     0.00
$150,001 to $200,000              35       5,969,441       4.52      10.292       675        170,555      98.62     30.47     0.00
$200,001 to $250,000               3         667,984       0.51      10.820       705        222,661     100.00     33.80     0.00
                               -----    ------------     ------      ------       ---       --------     ------     -----     ----
TOTAL:                         2,008    $131,938,010     100.00%     10.648%      659       $ 65,706      99.46%    25.16%    0.00%
                               =====    ============     ======      ======       ===       ========     ======     =====     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,744 to approximately $237,243 and the average outstanding principal balance of the Mortgage Loans was approximately $65,706.

PRODUCT TYPES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES                  LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------                --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fixed - 15 Year                   20    $    806,881       0.61%     10.760%      679       $40,344      98.64%     42.55%    0.00%
Fixed - 20 Year                    9         377,205       0.29      10.770       656        41,912      99.31      77.28     0.00
Fixed - 30 Year                    3         177,196       0.13      11.028       648        59,065      99.44      18.79     0.00
Balloon - 15/30                1,976     130,576,727      98.97      10.647       659        66,081      99.46      24.91     0.00
                               -----    ------------     ------      ------       ---       -------      -----      -----     ----
TOTAL:                         2,008    $131,938,010     100.00%     10.648%      659       $65,706      99.46%     25.16%    0.00%
                               =====    ============     ======      ======       ===       =======      =====      =====     ====

AMORTIZATION TYPE

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing                  32    $  1,361,283       1.03%      10.797%     669       $42,540       98.93%     49.08%   0.00%
Balloon                        1,976    $130,576,727    9897.00%    1064.700%     659       $66,081     9946.00%   2491.00%   0.00%
                               -----    ------------    -------     --------      ---       -------     -------    -------    ----
TOTAL:                         2,008    $131,938,010     100.00%      10.648%     659       $65,706       99.46%     25.16%   0.00%
                               =====    ============    =======     ========      ===       =======     =======    =======    ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                          LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----                        --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona                           59    $  3,211,017       2.43%     11.136%      661       $54,424       99.69%     35.02%   0.00%
California                       685      59,067,835      44.77      10.403       665        86,230       99.54      21.17    0.00
Colorado                          18         874,436       0.66      11.047       642        48,580       99.79      47.66    0.00
Connecticut                       38       1,914,020       1.45      10.883       665        50,369       99.47      23.68    0.00
Delaware                           3         109,528       0.08      10.510       647        36,509      100.00      50.35    0.00
District of Columbia              15       1,215,433       0.92      10.563       664        81,029      100.00      15.73    0.00
Florida                          142       7,241,784       5.49      11.041       660        50,998       99.47      29.90    0.00
Georgia                           33       1,284,238       0.97      11.191       635        38,916       99.67      47.70    0.00
Idaho                             13         353,088       0.27      11.126       628        27,161      100.00      46.20    0.00
Illinois                         119       5,343,827       4.05      10.527       649        44,906       99.56      36.70    0.00
Indiana                            4         118,118       0.09      11.463       613        29,529      100.00      66.16    0.00
Iowa                               2          46,983       0.04      10.926       662        23,492      100.00      46.80    0.00
Kansas                             2          44,083       0.03      10.430       636        22,041      100.00     100.00    0.00
Kentucky                           1          16,933       0.01      12.250       604        16,933       99.65       0.00    0.00
Louisiana                          2          50,530       0.04      11.375       575        25,265      100.00     100.00    0.00
Maine                              6         228,264       0.17       9.432       679        38,044      100.00      84.50    0.00
Maryland                         118       7,424,083       5.63      10.747       652        62,916       98.91      38.84    0.00
Massachusetts                     87       5,535,475       4.20      10.965       658        63,626       99.12      18.99    0.00
Michigan                          18         652,308       0.49      11.195       638        36,239       99.42      38.18    0.00
Minnesota                         11         613,083       0.46      11.453       646        55,735       99.60      26.74    0.00
Mississippi                        7         318,992       0.24      10.278       645        45,570      100.00      92.10    0.00
Missouri                          10         291,141       0.22      10.395       650        29,114       99.93      45.32    0.00
Montana                            5         181,261       0.14       9.816       637        36,252      100.00      34.51    0.00
Nebraska                           2          61,770       0.05      11.491       622        30,885      100.00      43.36    0.00
Nevada                            43       2,892,111       2.19      10.845       661        67,258       99.79      19.11    0.00
New Hampshire                      8         326,060       0.25      11.252       635        40,757       98.99      41.83    0.00
New Jersey                        94       6,697,637       5.08      10.939       659        71,251       99.05      21.56    0.00
New Mexico                        10         285,885       0.22      10.888       638        28,588       99.62      39.66    0.00
New York                         103       8,803,262       6.67      11.008       664        85,469       99.39      18.24    0.00
North Carolina                    14         648,486       0.49      11.071       635        46,320       99.71      28.57    0.00
Ohio                              19         506,216       0.38      11.240       635        26,643       99.57      47.54    0.00
Oklahoma                          15         491,103       0.37      10.497       659        32,740      100.00      34.82    0.00
Oregon                            14         554,057       0.42      10.513       647        39,576       99.20      25.90    0.00
Pennsylvania                      27       1,058,418       0.80      10.839       647        39,201       99.42      40.82    0.00
Rhode Island                       9         445,182       0.34      11.064       658        49,465       99.17      26.72    0.00
South Carolina                     8         282,269       0.21      11.276       668        35,284      100.00      15.92    0.00
South Dakota                       1          25,170       0.02      10.500       650        25,170      100.00       0.00    0.00
Tennessee                         38       1,119,855       0.85       8.348       638        29,470       99.72      56.56    0.00
Utah                               7         231,881       0.18      10.896       631        33,126      100.00      74.20    0.00
Vermont                            2          78,557       0.06       9.535       657        39,279      100.00      38.11    0.00
Virginia                          89       6,387,651       4.84      11.204       657        71,771       99.49      11.92    0.00
Washington                        94       4,441,760       3.37      10.179       645        47,253       99.21      31.45    0.00
West Virginia                      3         168,678       0.13      12.082       625        56,226      100.00       0.00    0.00
Wisconsin                         10         295,543       0.22      11.378       639        29,554      100.00      39.81    0.00
                               -----    ------------     ------      ------       ---       -------      ------      -----    ----
TOTAL:                         2,008    $131,938,010     100.00%     10.648%      659       $65,706       99.46%     25.16%   0.00%
                               =====    ============     ======      ======       ===       =======      ======      =====    ====

(1) No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   --------   ------------   --------   --------   --------   -----------   --------   -------   -------
55.01% to 60.00%             1    $     25,489      0.02%     9.990%      611       $ 25,489     59.61%      0.00%    0.00%
75.01% to 80.00%             1         161,391      0.12     11.750       647        161,391     79.99       0.00     0.00
80.01% to 85.00%             3          42,735      0.03     11.504       646         14,245     84.36       0.00     0.00
85.01% to 90.00%            43       2,093,711      1.59     11.085       648         48,691     89.98      14.20     0.00
90.01% to 95.00%           135       7,888,947      5.98     10.882       653         58,437     94.85      15.82     0.00
95.01% to 100.00%        1,825     121,725,737     92.26     10.624       660         66,699     99.96      26.00     0.00
                         -----    ------------    ------     ------       ---       --------     -----      -----     ----
TOTAL:                   2,008    $131,938,010    100.00%    10.648%      659       $ 65,706     99.46%     25.16%    0.00%
                         =====    ============    ======     ======       ===       ========     =====      =====     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 59.61% to 100.00%

LOAN PURPOSE

                         NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------            --------   ------------   --------   --------   --------   -----------   --------   -------   -------
Purchase                  1,530    $102,002,925     77.31     10.632%      663       $66,669      99.61%     22.87%    0.00%
Refinance - Cashout         451      28,215,972     21.39     10.705       647        62,563      98.90      32.99     0.00
Refinance - Rate Term        27       1,719,113      1.30     10.666       658        63,671      99.41      32.77     0.00
                          -----    ------------    ------     ------       ---       -------      -----      -----     ----
TOTAL:                    2,008    $131,938,010    100.00%    10.648%      659       $65,706      99.46%     25.16%    0.00%
                          =====    ============    ======     ======       ===       =======      =====      =====     ====

PROPERTY TYPE

                            NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------              --------   ------------   --------   --------   --------   -----------   --------   -------   -------
Single Family Detached       1,350    $ 88,077,956     66.76%    10.624%      658       $65,243      99.50%     25.75%    0.00%
Condo                          245      14,223,083     10.78     10.495       665        58,053      99.68      26.53     0.00
2-4 Family                     135      10,280,594      7.79     10.859       664        76,153      99.06      15.56     0.00
Planned Unit Development       278      19,356,377     14.67     10.758       659        69,627      99.31      26.57     0.00
                             -----    ------------    ------     ------       ---       -------      -----      -----     ----
TOTAL:                       2,008    $131,938,010    100.00%    10.648%      659       $65,706      99.46%     25.16%    0.00%
                             =====    ============    ======     ======       ===       =======      =====      =====     ====

DOCUMENTATION

                             NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION                 LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------               --------   ------------   --------   --------   --------   -----------   --------   -------   -------
Streamlined Documentation     1,027    $ 72,499,435     54.95%    10.976%      669       $70,593       99.58%     0.00%    0.00%
Full Documentation              595      33,042,393     25.04     10.276       644        55,533       99.67    100.00     0.00
Limited Documentation           269      18,303,795     13.87     10.108       651        68,044       99.44      0.00     0.00
Lite Documentation               80       6,219,239      4.71     10.153       657        77,740       99.65      0.00     0.00
Stated Documentation             35       1,719,820      1.30     11.439       648        49,138       89.73      0.00     0.00
FULL-ALT Documentation            2         153,329      0.12     11.296       579        76,664      100.00    100.00     0.00
                              -----    ------------    ------     ------       ---       -------      ------    ------     ----
TOTAL:                        2,008    $131,938,010    100.00%    10.648%      659       $65,706       99.46%    25.16%    0.00%
                              =====    ============    ======     ======       ===       =======      ======    ======     ====

OCCUPANCY

               NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                 OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     --------   ------------   --------   --------   --------   -----------   --------   -------   -------
Primary         1,955    $128,754,330     97.59%    10.657%      658       $65,859       99.45%    25.47%    0.00%
Second Home        52       3,157,330      2.39     10.304       709        60,718       99.68     11.90     0.00
Investment          1          26,350      0.02      8.250       656        26,350      100.00    100.00     0.00
                -----    ------------    ------     ------       ---       -------      ------    ------     ----
TOTAL:          2,008    $131,938,010    100.00%    10.648%      659       $65,706       99.46%    25.16%    0.00%
                =====    ============    ======     ======       ===       =======      ======    ======     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)               LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   --------   --------   --------   -----------   --------   -------   -------
0                          1    $     34,485      0.03%    10.750%      628       $34,485       95.00%     0.00%    0.00%
1                      1,363      89,793,174     68.06     10.671       661        65,879       99.46     25.44     0.00
2                        492      32,603,637     24.71     10.639       658        66,268       99.46     22.34     0.00
3                        126       7,751,671      5.88     10.587       647        61,521       99.44     31.65     0.00
4                         24       1,618,576      1.23      9.838       639        67,441       99.16     38.23     0.00
5                          1          72,664      0.06     10.875       646        72,664      100.00      0.00     0.00
6                          1          63,802      0.05     10.750       670        63,802      100.00      0.00     0.00
                       -----    ------------    ------     ------       ---       -------      ------     -----     ----
TOTAL:                 2,008    $131,938,010    100.00%    10.648%      659       $65,706       99.46%    25.16%    0.00%
                       =====    ============    ======     ======       ===       =======      ======     =====     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------   --------   ------------   --------   --------   --------   -----------   --------   -------   -------
None                     990     $ 60,523,524     45.87     10.803%      658       $61,135      99.34%     27.31%    0.00%
12 Months                 58        4,481,470      3.40     10.661       665        77,267      99.19      25.11     0.00
24 Months                936       65,235,274     49.44     10.518       660        69,696      99.58      23.06     0.00
36 Months                 24        1,697,742      1.29     10.103       674        70,739      99.73      29.34     0.00
                       -----     ------------    ------     ------       ---       -------      -----      -----     ----
TOTAL:                 2,008     $131,938,010    100.00%    10.648%      659       $65,706      99.46%     25.16%    0.00%
                       =====     ============    ======     ======       ===       =======      =====      =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                          NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   --------   ------------   --------   --------   --------   -----------   --------   -------   -------
526 to 550                     4    $    178,275      0.14%    10.091%      540       $44,569      100.00%   100.00%    0.00%
551 to 575                     5         301,836      0.23     10.999       566        60,367      100.00     46.94     0.00
576 to 600                   178       9,409,227      7.13     11.194       591        52,861       99.72     72.42     0.00
601 to 625                   438      25,996,218     19.70     11.226       612        59,352       99.13     30.05     0.00
626 to 650                   432      28,277,372     21.43     10.865       639        65,457       99.38     24.94     0.00
651 to 675                   377      25,590,661     19.40     10.712       663        67,880       99.53     14.66     0.00
676 to 700                   228      16,202,167     12.28     10.305       687        71,062       99.51     15.32     0.00
701 to 725                   167      11,931,732      9.04      9.821       712        71,447       99.63     15.86     0.00
726 to 750                    95       7,562,405      5.73      9.731       737        79,604       99.80     24.72     0.00
751 to 775                    47       3,650,065      2.77      9.753       762        77,661       99.63      9.66     0.00
776 to 800                    35       2,673,971      2.03      9.854       786        76,399       99.34     29.29     0.00
801 to 825                     2         164,079      0.12      9.483       808        82,040      100.00     40.91     0.00
                           -----    ------------    ------     ------       ---       -------      ------    ------     ----
TOTAL:                     2,008    $131,938,010    100.00%    10.648%      659       $65,706       99.46%    25.16%    0.00%
                           =====    ============    ======     ======       ===       =======      ======    ======     ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 531 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 659.

CREDIT GRADE

                NUMBER      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                  OF        PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT GRADE     LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------   --------   ------------   --------   --------   --------   -----------   --------   -------   -------
AA              1,192     $ 83,213,436     63.07     10.373%      684       $69,810       99.56%    18.91%    0.00%
A                 643       39,816,043     30.18     11.118       623        61,922       99.19     27.24       --
A-                169        8,708,273       6.6     11.131       594        51,528       99.73     74.02       --
B+                  2          143,887      0.11     11.216       579        71,944      100.00    100.00       --
B                   2           56,371      0.04      9.463       591        28,186      100.00     38.66       --
                -----     ------------    ------     ------       ---       -------      ------    ------     ----
TOTAL:          2,008     $131,938,010    100.00%    10.648%      659       $65,706       99.46%    25.16%    0.00%
                =====     ============    ======     ======       ===       =======      ======    ======     ====